Acquisitions (Details) - Schedule of transactions value of equity interest - Asset Acquisition Union Acquisition Corp II SPAC [Member] $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Step 1 - Deemed cost of shares issued
Fair value of OpCo	$ 926,287
Equity interest in Holdco issued to SPAC shareholders & PIPE investors	19.00%
Equity interest in Holdco of Selling shareholders	81.00%
Deemed costs of shares issued*	$ 213,584 [1]
SPAC identifiable net assets at fair value	131,086
Deemed cost of shares issued	82,498
Step 2 - Dilutive impact of shares held in escrow
Dilutive effect of 945,036 shares held in escrow at a weighted average fair value per share of $9.08	8,581
Step 3 - IFRS 2 ‘listing expense’	$ 73,917

[1]	The deem cost of the shares was estimated based on the fair value of the OpCo issued shares (legacy Crynssen Pharma Group Limited) prior to the merger with SPAC and Holdco.